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                                                                  EXHIBIT 10.4

                              ASSUMPTION AGREEMENT

         ASSUMPTION AGREEMENT, dated as of December 31, 2001, is made by WHG, INC., a Delaware corporation (the "Additional Obligor"), in favor of JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank) as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below and all other Creditors (used herein as defined in the below defined Guarantee). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                                    RECITALS

         A. Westport Resources Corporation, a Nevada corporation (the "Borrower"), the Administrative Agent, the Syndication Agents, the Documentation Agents, and the Lenders have entered into a Credit Agreement, dated as of August 21, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

         B. In connection with the Credit Agreement, certain Restricted Subsidiaries (other than the Additional Obligor) have entered into the Subsidiary Guarantee, dated as of even date with the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Guarantee") in favor of the Administrative Agent and the Creditors.

         C. The Credit Agreement requires the Additional Obligor to become a party to the Guarantee.

         D. The Additional Obligor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee.

         E.       Now, therefore, it is agreed:

         1. Guarantee. By executing and delivering this Assumption Agreement, the Additional Obligor, as provided in subsection
                  5.13 of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor (used herein as defined in the Guarantee) thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder and expressly guarantees, jointly and severally, to the Creditors the Obligations. The Additional Obligor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. Notices. All notices, requests and demands to or upon the Additional Obligor to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand or by courier service, when delivered, (b) in the case of delivery by mail, three Business Days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission,



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                  when sent and receipt has been confirmed, addressed as
                  following, or to such other address as may be hereafter notified by the respective parties hereto in writing:

                  WHG, Inc.
                  410 Seventeenth Street, Suite 2300
                  Denver, Colorado 80202
                  Attention: Lon McCain
                  Fax:  (303) 575-0172
                  Tel.: (303) 575-0119

         3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.


                                       WHG, INC.



                                       By:  /s/ HOWARD L. BOIGON
                                           ------------------------------------
                                       Name:   Howard L. Boigon
                                             ----------------------------------
                                       Title:  Vice President
                                              ---------------------------------



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